                                                                   EXHIBIT 10.11


                          PURCHASE AND SALE AGREEMENT
                          ---------------------------


     This Purchase and Sale Agreement is made and entered into this first day of August, 1997 by and between Household Bank (Nevada), N.A. a national banking association ("Buyer") and Seaman Furniture Company, Inc., a Delaware corporation ("Seller").


                              W I T N E S S E T H
                              -------------------


     WHEREAS, Seller is engaged in, among other businesses, the business of selling furniture, bedding, accessories and related products and services and in connection therewith provides financing to customers purchasing its products and services by making and servicing credit card accounts;

     WHEREAS, Buyer is a national banking association engaged in the business of making, acquiring and servicing credit card accounts of the type contained in Seller's portfolio;

     WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, substantially all of the credit card accounts contained in Seller's portfolio pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth herein, the benefits to be derived here from, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I
                                   ---------
                             DEFINITIONS AND TERMS
     Section 1.1  Definitions.
                  -----------

     Whenever used in this Agreement, the following words when capitalized and unless otherwise expressly provided or unless the context otherwise requires, shall have the following meanings (capitalized terms not defined herein shall have the meanings assigned to them in the Merchant Agreement entered into by the parties on this date):

     Account:  ***
     -------

     Account Assets: means all of the following: (i) the Accounts; (ii) all
     --------------
outstanding Credit Cards issued to Accountholders; (iii) the Processing Rights with respect to such Accounts; (iv) the Customer Structure; and (v) Seller's Further Assistance.

     Account Documents: means, to the extent they exist in Seller's account
     -----------------
files, all of Seller's agreements with Accountholders, and all of the following, for any Account which Seller transfers to Buyer pursuant to this Agreement: all applications, Sales Slips, correspondence, file maintenance information, payment histories, records reflecting actions taken to cure any delinquency, and notices, including such data stored on microfilm, microfiche, magnetic tape, or computer disc, or stored in any other form.

     Account Marks: means the name, trademarks, and service marks used by Seller
     -------------
in connection with the Accounts.

     Account Receivables: means the net balance shown on Seller's records as
     -------------------
owing by an Accountholder on any Account, including without limitation, amounts payable for purchases of goods or services, finance charges, administrative fees, late payment fees, unpaid credit insurance premiums, and all other fees but shall not include any accrued finance charges on credit promotions.

     Accountholder: means an applicant and/or co-applicant in whose name an
     -------------
Account was established.

     Accountholder Agreement: means an agreement between an Accountholder and
     -----------------------
Seller which contains the terms and conditions of an Account.

     Affiliate: means any entity that controls, is controlled by, or is under
     ---------
common control with Buyer or Seller, as the case may be.

     Agreement: means this Purchase and Sale Agreement, including all addenda,
     ---------
exhibits, and schedules hereto.

     Assignment and Assumption Agreement: means an agreement to be executed by
     -----------------------------------
the Parties and delivered at Closing substantially in the form of Exhibit A, attached hereto, which agreement shall convey to Buyer all of the right, title, and interest of Seller in and to the Account Assets and Account Receivables, and under which Buyer shall assume all obligations of Seller under the terms of the Accountholder Agreements.


----------

*** Confidential treatment requested pursuant to Rule 24b-2.

     Closing: means the transfer of the Account Assets and/or Account
     -------
Receivables from Seller to Buyer in exchange for payment of the Purchase Price.

     Closing Date: means the date on which the Closing takes place which date
     ------------
shall be August 5, 1997 or such other date as is mutually agreed upon by Buyer and Seller.

     Closing Tape: means a standard master file tape as of the Cut-Off Time,
     ------------
which tape shall include at least the following for each Account identified on such Closing Tape: Account number; Accountholder's name and address; origination date; interest rate; maximum credit limit; current balance.

     Contractual Delinquency Terms: means the method of determining delinquency
     -----------------------------
using the payment due dates under the Accountholder agreement. An account is contractually delinquent if a payment equal to 90% or more of the scheduled payment is not received by its due date.

     Conversion Date: means the date processing of the Accounts is transferred
     ---------------
from Servicer to Buyer.

     Credit Balance: means the balance on an Account that reflects a net credit
     --------------
in favor of the Accountholder.

     Customer Structure: means all rights and privileges accruing under the
     ------------------
Accountholder Agreements on and after the Cut-Off Time and all Account Receivables posted to the Accounts after such Cut-Off Time.

     Cut-Off Time:  shall be 12:01 a.m., C.D.T. on August 5, 1997.
     ------------

     Effective Time: means close of business on the Closing Date.
     --------------

     Excluded Account: means any Seaman account that is not an Account.
     ----------------

     Final Closing Statement: means the final closing statement described in
     -----------------------
Section 3.4, satisfactory in form and substance to Buyer and Seller, which closing statement reflects all adjustments from the Preliminary Closing Statement, the Closing Tape, or other changes in the Purchase Price through the date of the Final Closing Statement.

     Further Assistance: means the assistance to be provided by each Party
     ------------------
pursuant to Article VI.

     Preliminary Closing Statement: means a draft closing statement that is
     -----------------------------
prepared by Seller and presented to Buyer pursuant to Section 2.2 of this Agreement. A form of the Preliminary Closing Statement, showing the manner in which the Purchase Price is to be calculated for such statement, is attached as Exhibit B.

     Processing Rights: means any and all rights to process the Accounts
     -----------------
transferred from Seller to Buyer.

     Purchase Price: means the aggregate amount to be paid by Buyer to Seller
     --------------
based upon the pricing calculation set forth in Section 2.2 of this Agreement.

     Seller's Credit Card Business: means Seller's business with respect to the
     -----------------------------
Account Assets that relate to such Accounts and the related Account Receivables including all servicing of the Account Receivables by Servicer.

     Servicer: ***
     --------


                                   ARTICLE II
                                   ----------
                           PURCHASE OF ACCOUNT ASSETS

     Section 2.1 Purchase.  On the Closing Date, effective as of the Cut-Off
                 --------
Time, and subject to the terms and conditions of this Agreement, Seller hereby agrees to sell, assign, transfer and convey to Buyer all of Seller's right, title and interest in Seller's Account Assets and Account Receivables as of the Cut-Off Time. The Accounts shall be identified on the Closing Tape. Subject to the terms herein, commencing on the Cut-Off Time and continuing thereafter, Buyer shall assume the obligations of Seller, and Seller shall assign its rights with respect to the Account Assets. Except as expressly set forth in this Agreement, Buyer shall not be deemed to have assumed any other liability or obligation of Seller. Buyer shall pay to Seller on the Closing Date the Purchase Price. All payments hereunder shall be in good and immediately available funds.

     Section 2.2 Purchase Price. (a)   The Purchase Price of the Account Assets
                 --------------
shall be *** of the outstanding Account Receivables, net of Credit Balances, and excluding finance charges on credit promotions which are accrued but not yet payable as of the Cut-Off Time.

          (b) The Purchase Price shall initially be as reflected on the Preliminary Closing Statement and shall be subject to post-closing adjustments in accordance with Section 3.4 of the Agreement.

          (c)  ***

     Section 2.3  Transfer of Processing. On the Conversion Date, Seller shall
                  ----------------------
transfer to Buyer the processing with respect to the Accounts, including but not limited to Seller's right to receive all payments on the Accounts after the Cut-Off Time and all processing rights. To the extent necessary,


----------

***  Confidential treatment requested pursuant to Rule 24b-2.

Seller shall provide Servicer with all documents and other materials reasonably required by Servicer in order to effect the conversion on such date as the parties mutually agree.


                                  ARTICLE III
                                  -----------
                    THE CLOSING AND POST-CLOSING ADJUSTMENTS

     Section 3.1  Place and Time of Closing.  The Closing shall take place on
                  -------------------------
the Closing Date at such place and time as may be mutually agreed to by Buyer and Seller.

     Section 3.2  Buyer's Delivery at Closing.  On the Closing Date, Buyer shall
                  ---------------------------
deliver to Seller: (i) the Assignment and Assumption Agreement and (ii) the Purchase Price via wire transfer.

     Section 3.3  Seller's Deliveries at Closing.  On The Closing Date, Seller
                  ------------------------------
shall deliver to Buyer: (i) the Assignment and Assumption Agreement; (ii) a statement by facsimile of the Purchase Price as shown on the Closing Tape; and
(iii) all such additional instruments, documents, or certificates as may be necessary for the consummation at such Closing of the transactions contemplated by this Agreement. On the Closing Date, Seller shall also forward to Buyer, via Servicer, the Closing Tape with respect to the Account Receivables being transferred on the Closing Date, together with a format of such tape, and a description of the fields on such tape.

     Section 3.4  Final Closing.  Within one hundred eighty (180) days after the
                  -------------
Closing Date, or such other time as is mutually agreed by the parties, Buyer shall prepare and deliver to Seller a Final Closing Statement showing any changes to the Closing Tape or the Purchase Price as set forth in this Section 3.4.

     (a) If within one hundred eighty days after the Closing Date, it is determined that the Purchase Price paid by Buyer on the Closing Date differs from the Purchase Price as shown on the Closing Tape, the benefited party shall reimburse the other for the difference upon demand.

     (b) Within one hundred eighty days after the Closing Date the Purchase Price shall be subject to post-closing adjustments ("Adjustments"), which adjustments shall include but not be limited to any adjustments relating to the inclusion or exclusion of any Excluded Account that was included or excluded, as the case may be, as an Account, adjustments for goods that were delivered but not yet billed as of the Cut-Off Time, and any bookkeeping, mathematical or other errors in computation, including mistakes of Seller in stating the outstanding balance of each Account set forth on the Closing Tape; the Adjustments shall be made and paid on an ongoing basis as soon as determinable, and reflected in the Final Closing Statement.

     (c)  ***

     (d) If after any Post Closing Adjustments the Final Closing Statement establishes an increase in the Purchase Price for the Account Assets, Buyer shall deliver the amount of such increase to Seller within ten
         (10) Business Days. If after any Post Closing Adjustments including any adjustments pursuant to Section 3.4(c) above, the Final Closing Statement establishes a decrease in the Purchase Price, Seller shall deliver the amount of such decrease to Buyer within ten (10) Business Days. Within ten (10) Business Days of the Final Closing Statement, Buyer shall return to Seller all Account Documents which relate to any Excluded Account, and shall deliver any assignment, acknowledgment or other document necessary to evidence Seller's continuing right, title and interest in such Excluded Account.

     Section 3.5  Power of Attorney.  Effective upon the Closing Date, Seller
                  -----------------
hereby irrevocably names, constitutes, and appoints Buyer or any of Buyer's officers, agents, employees, or representatives as Seller's duly authorized attorney and agent with full power and authority to endorse in its name, any checks, drafts, or other instruments of payment relating to the Accounts and/or Account Receivables being transferred by Seller, including, but not limited to, through the use of a rubber stamp with the signature of Seller thereon, to receive and collect any and all monies due under such Accounts, and to enforce performance of all Account Assets and Account Receivables purchased by Buyer from Seller pursuant to this Agreement. The power of attorney granted by this provision is coupled with an interest and is irrevocable.


                                   ARTICLE IV
                                   ----------
                         REPRESENTATIONS AND WARRANTIES


     Section 4.1  General Representations and Warranties of Seller.
                  ------------------------------------------------

     With respect to each of the Accounts that relates to any Account Receivables, and with respect to the Account Receivables for the period of time within which Seller owned such Account Receivables, Seller represents and warrants to Buyer that:

     (a) Seller materially complied, to the extent required to do so, with all applicable federal, state and local laws and regulations in connection with the administration and collection of the Account Receivables, the form and content of the applications and the Accountholder Agreement and the conduct of its business;


----------

***  Confidential treatment requested pursuant to Rule 24b-2.

     (b) Seller sells the Accounts and related Account Receivables to Buyer free and clear of any and all liens, claims, encumbrances or security interest of any kind whatsoever placed on or caused to be placed on such Accounts and related Account Receivables.

     (c) Seller has full power and authority to enter into this Agreement and to sell, assign, transfer and convey the Accounts and related Account Receivables to Buyer, and all necessary proceedings on the part of Seller have been duly taken to authorize this Agreement and the sale and transfer of Seller's title to the Accounts and related Account Receivables; and

     (d) There are no actions, suits, claims proceedings or governmental investigations or inquiries pending or to the actual knowledge of Seller, threatened against Seller seeking to prevent or that if successful would prevent the consummation of the transactions contemplated by this Agreement or that would materially and adversely affect the Account Assets.

     Section 4.2  Representations and Warranties of Seller Regarding the
                  ------------------------------------------------------
Accounts and Account Assets.
---------------------------

     With respect to each Account and Account Asset purchased by Buyer, Seller represents and warrants to Buyer that:

     (a) All records and the Closing Tape relating to the Account Receivables to be given to Buyer at the Closing and thereafter shall be Seller's actual business records or true and accurate copies thereof.

     (b) No cash payment on any Account was made by Seller or employees or agents thereof where such person was not an obligor on the Account.

     (c) No claims or defenses exist with respect to the Account Receivables, including but not limited to set-offs, counterclaims, right of cancellation, lack of consideration, fraud, forgery and alteration (other than customer disputes concerning service or product satisfaction, which shall be governed by the chargeback provisions of the Merchant Agreement).

     (d) The amounts shown on the Closing Tape to be owing and unpaid on the respective Account represent the true and correct outstanding balances thereon at the Cut-Off Time, subject to adjustment for payments and other debits and credits being processed by Seller in the normal course.

     (e) The information concerning the Accounts and related Account Receivables and the security therefor, if any, and the person(s) shown as indebted thereon which has been furnished by the Seller to the Buyer is correct in all material respects.

     (f) All taxes of any nature or description whatever owed or to be owed by Seller which have or could become a lien on or defense to the Accounts and related Account Receivables have been paid in full or will be paid in full when due.

     (g) There are no judgments against the Seller or any pending litigation, suit or claim which could become a lien against the Accounts and related Accounts Receivables.

     (h) Seller has heretofore delivered to Buyer a true and complete copy of each form of the Accountholder Agreements in effect as of the Cut-Off Time.

     (i) With respect to each such Account, at least one Accountholder is living as of the Cut-Off Time;

     (j) To the best of Seller's actual knowledge, each such Account and the related Account Receivables is the legal, valid, and binding obligation of the Accountholder and any guarantor named therein, and as of the Closing Date Seller shall not have taken any legal collection action with respect to the Accounts or the Account Receivables, and all payments shown on the Closing Tape relating to the Account Receivables as having been made to Seller were credited as of the date of receipt by Seller;

     (k) To the best of Seller's knowledge no such Account is a "commercial loan" as that term is used in the federal Bank Holding Company Act of 1956, as amended;

     (l) Seller has all permits, licenses, certificates of authority, orders, and approvals of, and has, or will prior to the Closing Date have, made all filings, applications and registrations with, federal, state and local governmental or regulatory bodies that are required in order to permit Seller to carry on Seller's credit card business as it is presently conducted and all such permits, licenses, certificates of authority, orders, and approvals are in full force and effect;

     (m) Since February 3, 1997, when Seller delivered to Buyer the due diligence computer tape (the "Due Diligence Computer Tape"), (i) there has been no material adverse change in the results or operations of Seller's Credit Card Business; (ii) Seller has carried on Seller's Credit Card Business in the ordinary course of business, diligently and in a manner consistent with its past practices and has not materially changed its practices, policies and procedures with respect to the operation of Seller's Credit Card Business; (iii) except in the ordinary course of business, Seller has not disposed of or discontinued any portion of Seller's Credit Card Business or any Accounts; and

          (iv) except for those transactions which have occurred on the Accounts in the ordinary course of business since the time that the Due Diligence Computer Tape and accompanying reports were delivered to Buyer, the Accounts purchased as of the Cut-Off Time will be reasonably similar to those which appeared on the Due Diligence Computer Tape and the accompanying reports.

     (n) The delinquency categories as they appear on the Due Diligence Computer Tape and accompanying report are expressed in Contractual Delinquency Terms, i.e. six months contractually delinquent, and are not expressed in recency, or any combination of recency and contractual, or any other delinquency method terms.

     Seller agrees that if any warranty herein is breached other than a breach of subparagraphs (d), (e), (i) or (j), and such breach is not cured promptly after Buyer's notice to Seller, and the result of such breach is to prohibit Buyer from collecting the Account Receivables, then Seller will repurchase such Account and related Account Receivables on demand for the same percentage of the then outstanding balance as was paid by Buyer. If any warranty set forth at subparagraphs (d), (e), (i) or (j) is breached, Seller shall, promptly upon notice, pay Buyer the amount required to make Buyer whole under the terms of this Agreement in the form of an adjustment to the Purchase Price for the affected Account Receivable(s). Buyer shall give Seller written notice of any claim asserted by Buyer under this Agreement as soon as Buyer has knowledge of any breach by Seller of any representation or warranty hereunder. Seller shall not be responsible to Buyer for any breach of warranties in subparagraphs (d),
(e), (i) or (j) if Buyer's notice to Seller of such breach is sent to Seller more than twenty-four (24) months after the Closing Date.


     Section 4.3  Mutual Representations and Warranties of the Parties.
                  ----------------------------------------------------

     (a) Each party to this Agreement represents and warrants to the other party that it: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization;
         (ii) is duly qualified as a corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualifications; (iii) has the requisite corporate power and authority and the legal rights to own, pledge, mortgage, and operate its properties, to lease the properties it operates under lease, and to conduct its business as now conducted and hereafter contemplated to be conducted; (iv) has all necessary licenses, permits, consents, or approvals from or by, has made all necessary notices to, all authorities having jurisdiction, to the extent required for such current ownership and operation or as proposed to be conducted; and (v) is in compliance with its certificate of incorporation and by-laws.

     (b) Each party to this Agreement represents and warrants to the other party that the execution, delivery and performance of this Agreement and all instruments and documents to be delivered hereunder; (i) are within the party's corporate power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) do not and will not contravene any provisions of the party's certificate of incorporation or by-laws; (iv) will not violate any law or regulation or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach of, or constitute a default under any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which it is a party by which any of its property is bound; and (vi) do not require any filing or registration with or the consent or approval of any governmental body, agency, authority, or any other person which has not been made or obtained previously. This Agreement has been duly executed and delivered, and constitutes a legal, valid and binding obligation of each party, enforceable in accordance with its terms, subject to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to the availability of equitable remedies.

                                   ARTICLE V
                                   ---------
                                INDEMNIFICATION

     Section 5.1  Indemnification.
                  ---------------

     (a) Seller shall, to the fullest extent permitted by law, indemnify and hold harmless Buyer and its directors, officers, employees, agents, and representatives from and against any and all losses arising from any third party claim including any claim brought by any Cardholder or any governmental or regulatory authority, or arising out of, or resulting from Seller's ownership of or actions with respect to the Account Assets, unless such third party claim arises solely from Buyer's own willful misconduct or negligence. The obligations of Seller under this subsection shall survive the transfer and delivery of the Account Assets to Buyer and the termination of this Agreement.

     (b) Buyer shall, to the fullest extent permitted by law, indemnify and hold harmless Seller and its directors, officers, employees, agents, and representatives from and against any and all losses arising from any third party claim including any claim brought by any Cardholder or any governmental or regulatory authority, or arising out of or resulting from, Buyer's ownership of or actions with respect to the Account Assets, unless such third party claim arises solely from Seller's own willful misconduct or negligence. The obligations of Buyer under this subsection shall survive the transfer and delivery of the Account Assets to Buyer and the termination of this Agreement.

     Section 5.2  Procedure for Indemnification.
                  -----------------------------

     Within ten (10) days after receipt by a Party of a third party claim, the indemnified Party shall, if any claim in respect thereof is to be made against the indemnifying Party under this Agreement, deliver a claim notice to the indemnifying Party; provided, however, that the omission so to notify the
                    --------  -------
indemnifying Party shall not relieve the indemnifying Party from any liability which the indemnifying Party may have to the indemnified Party otherwise than under this subsection. In the event that any third party claim is made against the indemnified Party and the indemnified Party notifies the indemnifying Party of the commencement thereof, the indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to the indemnified Party (who shall not, except with the consent of the Party, be counsel to the indemnifying Party).
The indemnified Party shall have the right to employ separate counsel in any action or claim and to participate in the defense thereof at the expense of the indemnifying Party if the retention of such counsel has been specifically authorized by the indemnifying Party, if such counsel is retained because the indemnifying Party does not notify the indemnified Party within twenty (20) days after receipt of a claim notice that it elects to undertake the defense thereof, or if there is a reasonable basis on which the indemnified Party's interests may differ from those of the indemnifying Party.

                                   ARTICLE VI
                                   ----------
                      ADDITIONAL AGREEMENTS AND COVENANTS

     Section 6.1.  Additional Terms.  In addition to the other terms and
                   ----------------
conditions of this Agreement, Buyer and Seller covenant and agree as follows:

     (a) At or before the Closing Date, Seller shall have executed and delivered to Buyer such UCC financing statements, as are prepared by Seller for filing, to assign to Buyer Seller's interest and to give notice of Buyer's interest in the Account Assets and/or Account Receivables transferred by Seller. Such financing statements will be filed by Seller, at the appropriate place or places for the financing statements to be filed for such purpose.

     (b) It is hereby agreed that the Buyer does not assume or incur and shall not in any manner become liable for any debt, obligation, or liability of the Seller, except as provided herein or as a result of the transactions contemplated by this Agreement.

     (c) All books and records relating to the Accounts and the related Account Receivables shall be maintained and held by Seller for a period of seven (7) years and shall be delivered by Seller to Buyer upon Buyer's request within fifteen (15) Business Days after the date of such request in accordance with the Buyer's instructions. Such books and records shall include, on an Account by Account basis (from Seller's microfilm records and/or master file): (i) the application and credit agreement, (ii) the Sales Slip or invoice; (iii) the Account history;
         (iv) any collection history and (v) any other records maintained by Seller in its ordinary course of business. In the event that

         Seller does not have or does not deliver to Buyer a requested record on an Account and Buyer suffers a loss that results from Seller's failure to retain or deliver such record, then the Parties agree that Buyer may treat the associated sales slip or sales transaction as a "Chargeback" pursuant to the Merchant Agreement.

     (d) Seller and Buyer shall cooperate fully with each other in connection with any examination conducted by any tax or regulatory authority with respect to the Accounts and related Account Receivables subsequent to the Conversion Date.

     (e) Seller and Buyer will use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to carry out all of their respective obligations under this Agreement and to consummate and make effective the transactions contemplated by this Agreement, including but not limited to (i) taking such further action as may be necessary and appropriate effectively to vest in Buyer the full legal and equitable title to the Account Assets and Account Receivables; (ii) assisting Buyer in the orderly transition of the operations being acquired by Buyer; (iii) giving prompt notice to another Party regarding any customer service or federal Fair Credit Billing Act complaints filed by an Accountholder which affects such other Party; and (iv) delivering such other information as Buyer may reasonably request in connection with the processing of the Accounts. The Parties agree to execute and deliver, or cause to be executed and delivered, such other and further instruments or documents as may be necessary, convenient, or proper to carry out effectively the transactions contemplated herein, and/or to fulfill the purposes and intentions of this Agreement.

     Section 6.2  Continued Processing.
                  --------------------

     (a) Prior to the Conversion Date, Seller shall cooperate with all reasonable requests of Servicer in Servicer's processing the Accounts pursuant to the Interim Processing Agreement.

     (b) Seller further agrees that after the Cut-Off Time, any payments received by Seller on any Accounts shall be turned over and delivered to the Buyer within five (5) Business Days after the receipt thereof by Seller.

     (c) Seller shall send all customer statements for the Accounts relating to the period ending on the Closing Date, and after the Closing Date shall direct the Accountholders to make their payments with respect to these statements to Buyer.

     (d) ***

     (e) ***

     (f) ***

     Section 6.3  Entire Agreement.
                  ----------------

     (a) This Agreement sets out the complete agreement of the parties with respect to the matters discussed in this Agreement, and supersedes all prior agreements between the parties, whether written or oral, which apply to these matters. No provision of this Agreement may be changed or waived except as expressly stated in a document executed by both parties.

     (b) This Agreement is binding upon the parties' respective successors and assigns.

     (c) The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations.

     (d) No person or entity is intended to be a third party beneficiary to this Agreement.

     (e) Neither party shall have any liability for lost profits or punitive damages with respect to any claim arising out of or relating to this Agreement.

     Section 6.4  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which will constitute an original, but all of which taken together shall constitute one and the same instrument.

     Section 6.5  Notices. Any notice under this Agreement shall be made in
                  -------
writing and shall be deemed received when either received or delivered in person, by facsimile transmission, or by first class mail, postage prepaid, or by a nationally recognized overnight delivery service, to the parties at the address set forth below or at such other addresses as each party shall inform the other in writing.

          If to Buyer to:     Household Bank (Nevada), N.A.
                              2700 Sanders Road
                              Prospect Heights, IL 60070
                              Facsimile Number: (847) 205-7441
                              Attn.: Charles A. Colip

          with a copy to:     Household Retail Services, Inc.
                              2700 Sanders Road
                              Prospect Heights, IL  60070
                              Facsimile Number (847) 564-6001
                              Attn.: General Counsel

          If to Seller to:    Seaman Furniture Company, Inc.
                              300 Crossways Park Drive
                              Woodbury, NY 11797
                              Attn.: Chief Financial Officer

          with a copy to:     Seaman Furniture Company, Inc.
                              300 Crossways Park Drive
                              Woodbury, NY 11797
                              Attn.: General Counsel

     Section 6.6  Expenses.  Unless specifically stated to the contrary in this
                  --------
Agreement, each party will assume and pay for the expenses it incurs with respect to the purchase and sale of the Accounts and the related Account Receivables.

     Section 6.7  No Broker.  Each Party represents to the other that such Party
                 ----------
has not, directly or indirectly, employed any broker, finder, financial advisor, or intermediary in connection with the transactions contemplated by this Agreement who might be entitled to a brokerage, finders', or other fee or commission upon the execution of this Agreement or consummation of the transactions contemplated hereby, other than a consultant previously disclosed to Household, who was employed by Seller and whose fees shall be the sole responsibility of Seller.

     Section 6.8   Survival of Covenants, Representations and Warranties.
                   -----------------------------------------------------
Except as limited herein, it is understood and agreed that the representations and warranties set forth in this Agreement, or in any certificate or instrument delivered in connection with this Agreement, shall survive delivery and transfer of the Account Assets and Account Receivables to Buyer, shall inure to the benefit of Buyer or any assignee of Buyer, and shall survive any examination of any Account Documents by Buyer. Seller hereby waives the benefit of any applicable statute of limitations with respect to the aforesaid covenants, representations, and warranties, except as to any limitations on the time to bring an action after discovering of the alleged breach.

     Section 6.9    Termination of Agreement.  This Agreement may be terminated
                    ------------------------
prior to the Closing Date by either Party upon notice to the other Party but only if the other Party shall consent in writing; provided, however, that notwithstanding the foregoing, (i) Seller may terminate this Agreement prior to the Closing Date in the event that there occurs a material change in Seller's ownership other than the change previously disclosed in writing to Buyer and
(ii) Seller may terminate this Agreement prior to the Closing Date in the event that there occurs a material change in Buyer's ownership; provided further, however, that in the event that Seller terminates this Agreement because of a material change in Seller's ownership, then Seller shall be liable to Buyer for all costs and expenses incurred by Buyer in connection with the investigation and negotiation of this transaction. If this Agreement is terminated pursuant to this section, then, except as provided above, all rights and obligations under this Agreement shall terminate immediately.

     Section 6.10 In performing their duties or obligations pursuant to this Agreement, Seller and Buyer are in the position of independent contractors, and in no circumstances shall either party be deemed to be the agent or employee of the other. This Agreement is not intended to create, nor does it create and shall not be construed to create, a relationship of partner or joint venturer or an association for profit between Seller and Buyer.

     Section 6.11    Governing Law.  This Agreement and the legal relations
                     -------------
between the parties shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed entirely within the State of Illinois.

     Section 6.12  Public Announcements.  Neither party shall make any
                   --------------------
announcement or other public communication with respect to the transactions contemplated by this Agreement without the permission of the other party, except to its own employees.

     IN WITNESS WHEREOF, this Agreement is hereby executed by the parties hereto as of the date set forth on page one.


HOUSEHOLD BANK (NEVADA), N.A.       SEAMAN FURNITURE COMPANY, INC.

By:  /s/ J.W. Hoff                  By: /s/ Peter McGeough
   --------------------------          ---------------------------

Print Name: J.W. Hoff               Print Name: Peter McGeough
            -----------------                   ------------------

Title:      Vice President          Title: Vice-President
       ----------------------              -----------------------

                                   EXHIBIT A


                       Assignment and Assumption Agreement
                       -----------------------------------

     This Assignment and Assumption Agreement, dated this ___ day of _______, 199___ (this "Assignment"), is made and entered into pursuant to the Purchase and Sale Agreement dated as of August 1, 1997 (the "Purchase and Sale Agreement") by and between Seaman Furniture Company, Inc. ("Seller"); and Household Bank (Nevada), N.A. ("Buyer"). The capitalized terms used herein shall have the same meaning as defined in the Purchase and Sale Agreement.

     Seller, for the consideration described in the Purchase and Sale Agreement, the receipt of which is hereby acknowledged, does hereby give, grant, bargain, sell, convey, set over, deliver, transfer, confirm, and assign to Buyer, and its successors and assignees, all of Seller's right, title, and interest in and to the Account Assets and the Account Receivables as of the Cut-Off Time, to have and to hold such Account Assets and Account Receivables from and after the Cut-Off Time for its own use and benefit forever.

     From and after the date of execution of this Agreement, Seller covenants to execute and deliver to Buyer such additional documents and instruments and to take such action, all without further consideration, as Buyer shall reasonably request, to effectuate the giving, granting, bargaining, sale, conveyance, setting over, delivery, transfer, confirmation, and assignment provided for herein, including, without limitation, such UCC financing statements as shall be reasonably requested by Buyer, at no cost to Seller.

     Buyer hereby assumes and agrees to perform all of, but only such of, Seller's obligations accruing or arising on or after the Cut-Off Time as are described in the Purchase and Sale Agreement, but except as otherwise provided in the Purchase and Sale Agreement, Buyer does not assume any liabilities with respect to such Accounts, Account Receivables, or Accountholder Documents that accrued or arose prior to the Cut-Off Time.

     This Agreement shall inure to the benefit of, and be binding upon, the respective successors and assignees of Seller and Buyer and shall be governed by and construed and interpreted in accordance with the Purchase and Sale Agreement and the laws of the State of Illinois, without regard to such state's principles of conflicts of laws.

     This Agreement may be executed by facsimile transmission in two counterparts, each of which shall be an original, but together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be executed by their duly authorized representatives the day and year first above written.


                    SEAMAN FURNITURE COMPANY, INC.

                    By: ________________________________

                    Print Name: _________________________

                    Title: _______________________________


                    HOUSEHOLD BANK (NEVADA), N.A.

                    By:_________________________________

                    Print Name: _________________________

                    Title: _______________________________